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                                                                   Exhibit 99.1


                          SECURITIES PURCHASE AGREEMENT

     This Securities Purchase Agreement dated as of February 15, 2002 (this "AGREEMENT"), by and among I-Many, Inc., a Delaware corporation (the "COMPANY"), and the purchasers identified on the signature pages hereto (each, including its respective successors and assigns, a "PURCHASER" and collectively, the "PURCHASERS").

     WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company, certain securities of the Company pursuant to the terms set forth herein.

     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

                                   ARTICLE I.

                                   DEFINITIONS

     1.1 DEFINITIONS. As used in this Agreement, the following terms shall have the meanings set forth in this Section 1.1:

     "AFFILIATE" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

     "BUSINESS DAY" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York or the State of Maine are authorized or required by law or other governmental action to close.

     "CERTIFICATE OF DESIGNATION" means the Certificate of Designations of the Rights, Preferences and Privileges of the Series A Convertible Preferred Stock of the Company, in the form of EXHIBIT A attached hereto.

     "CLOSING" means the closing of the purchase and sale of the Shares and the Warrants, as contemplated by Section 2.1.

     "CLOSING DATE" means the date of the Closing.

     "COMMISSION" means the Securities and Exchange Commission.

     "COMMON STOCK" means the common stock of the Company, $.0001 par value per share, and any securities into which such common stock may hereafter be reclassified.

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     "COMMON SHARES" means the shares of Common Stock issuable to the Purchasers at the Closing.

     "COMPANY OUTSIDE COUNSEL" means Hale and Dorr LLP.

     "EFFECTIVE DATE" means the date that the Registration Statement is first declared effective by the Commission.

     "ELIGIBLE MARKET" means any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

     "ESCROW AGENT" means the Escrow Agent from time to time under the Escrow Agreement.

     "ESCROW AGREEMENT" means the Escrow Agreement, dated as of the date of this Agreement, by and among the Company, the Purchasers and the Escrow Agent, in the form of EXHIBIT B attached hereto.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

     "PER SHARE PURCHASE PRICE" equals $7.27

     "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

     "PREFERRED STOCK" means the Company's Series A Convertible Preferred Stock, $.01 par value per share.

     "PROCEEDING" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened in writing.

     "PURCHASER COUNSEL" means Robinson Silverman Pearce Aronsohn & Berman LLP.

     "REGISTRATION STATEMENT" means one or more registration statements meeting the requirements set forth in the Registration Rights Agreement and covering the resale of the Common Shares, the Underlying Shares and the Warrant Shares by the Purchasers.

     "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of the date of this Agreement, by and among the Company and the Purchasers, in the form of EXHIBIT B attached hereto.

     "RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

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     "SECURITIES" means the Shares, the Underlying Shares, the Warrants and the
Warrant Shares.

     "SETTLEMENT DATE" means the later of the (i) the 110th Business Day after the Closing Date and (ii) the 30th Trading Day following the Effective Date, plus in the case of (ii) an additional Trading Day for each Trading Day following the Effective Date that the Registration Statement is not effective or the prospectus thereunder not available for use by the Purchaser to resell all of the Registrable Securities (as defined in the Registration Rights Agreement) issued or issuable to it under this Agreement, the Certificate of Designation or the Warrants.

     "SHARES" means the Common Shares and Preferred Stock.

     "SUBSIDIARY" means any subsidiary of the Company that is required to be listed in Schedule 3.1(a).

     "TRADING DAY" means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not listed on a Trading Market, a day on which the Common Stock is traded in the over the counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on the OTC Bulletin Board, a day on which the Common Stock is quoted in the over the counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

     "TRADING MARKET" means the Nasdaq National Market or any other national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted.

     "TRANSACTION DOCUMENTS" means this Agreement, the Escrow Agreement, the Registration Rights Agreement, the Certificate of Designation, and the Warrants.

     "UNDERLYING SHARES" means the shares of Common Stock issuable upon conversion of the Preferred Stock.

     "WARRANTS" means, collectively, the Common Stock purchase warrants issuable to each Purchaser at the Closing, in the forms attached hereto as EXHIBIT C-1 and EXHIBIT C-2.

     "WARRANT SHARES" means the shares of Common Stock issuable upon exercise of the Warrants.

                                   ARTICLE II.

                                PURCHASE AND SALE

     2.1 CLOSING. Subject to the terms and conditions set forth in this Agreement the Company shall issue and sell to the Purchasers and the Purchasers shall, severally and not jointly, purchase from the Company the Shares and the Warrants. The closing of the purchase and the sale of the Shares and the Warrants shall take place at the offices of Purchaser Counsel,

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1290 Avenue of the Americas, New York, New York 10104, immediately following the execution of this Agreement or such other time or place as the parties shall agree.

     2.2  CLOSING DELIVERIES.

          (a) At the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following: (i) a stock certificate, registered in the name of such Purchaser, evidencing the number of Common Shares equal to the Common Shares Investment Amount indicated below such Purchaser's name on the signature page of this Agreement divided by the Per Share Purchase Price; (ii) a Warrant, in the form of EXHIBIT C-1 attached hereto, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire the number of shares of Common Stock equal to 15% of the Common Shares issued to such Purchaser in accordance with Section 2.2(a)(i); (iii) a Warrant, in the form of EXHIBIT C-2 attached hereto, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire the number of shares of Common Stock equal to 15% of the number of Common Shares issuable to such Purchaser under Section 2.2(a)(i), (iv) the Escrow Agreement, executed by the Company; (v) a legal opinion of Company Outside Counsel, in agreed form;
(vi) reasonably satisfactory evidence that the Certificate of Designation has been filed on or prior to the Closing Date with the Secretary of State of the State of Delaware; and (vii) the Registration Rights Agreement, executed by the Company.

          (b) At the Closing, the Company shall deliver or cause to be delivered to the Escrow Agent on behalf of each Purchaser, (i) a copy of the Escrow Agreement, executed by the Company and (ii) an original stock certificate, registered in the name of such Purchaser, evidencing the number of shares of Preferred Stock equal to the Preferred Stock Investment Amount indicated below such Purchaser's name on the signature page of this Agreement divided by $10,000; and (iii) a Warrant, in the form of EXHIBIT C-1 attached hereto, registered in the name of such Purchaser, each of (ii) and (iii) to be held in, and disbursed from, escrow in accordance with the terms and conditions of the Escrow Agreement. In the event that the Preferred Shares issuable to a Purchaser are redeemed by the Company pursuant to the terms of the Certificate of Designation, the Warrant referenced in this paragraph issued or issuable to such Purchaser shall be void and of no further force or effect.

          (c) At the Closing, each Purchaser shall deliver or cause to be delivered (i) to the Company, (1) a copy of the Escrow Agreement, this Agreement and the Registration Rights Agreement, executed by the Purchaser and (2) in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose, an amount equal to the Common Shares Investment Amount indicated below such Purchaser's name on the signature page of this Agreement and (ii) to the Escrow Agent, (1) the Escrow Agreement executed by such Purchaser and (2) in United States dollars in immediately available funds by wire transfer, an amount equal to such Purchaser's percentage of the amount paid by such Purchaser pursuant to Section 2.2(c)(i)(2) over the aggregate amounts paid by all Purchasers pursuant to
Section 2.2(c)(i)(2), times $17,000,000, such amount to be held in, and disbursed from, escrow in accordance with the terms and conditions of the Escrow Agreement. In addition to the foregoing, on the date, if any, on which the Preferred Stock held by a Purchaser is converted into Underlying Shares, the Purchaser shall pay to the Company in immediately available funds the shortfall, if any, between the amount paid to the Company by the escrow

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agent pursuant to the Escrow Agreement representing the purchase price for such
Preferred Stock and the aggregate Conversion Price of such Underlying Shares.

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

     3.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby makes the following representations and warranties to the Purchasers:

          (a) SUBSIDIARIES. The Company has no direct or indirect subsidiaries other than those listed in SCHEDULE 3.1(a). Except as disclosed in SCHEDULE 3.1(a), the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction (collectively, "LIENS"), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

          (b) ORGANIZATION AND QUALIFICATION. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate: (i) adversely affect the legality, validity or enforceability of any Transaction Document, (ii) have, or reasonably be expected to result in, a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company's ability to perform in all material respects on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "MATERIAL ADVERSE EFFECT").

          (c) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company. Each Transaction Document has been (or upon delivery will be) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms

          (d) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not: (i) conflict with or violate any provision of the

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Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to obtaining the Required Approvals, result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

          (e) FILINGS, CONSENTS AND APPROVALS. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than: (i) the filing of the Certificate of Designation with the Secretary of State of the State of Delaware, (ii) the filing with, and declaration of effectiveness by, the Commission of the Registration Statement and (iii) the application with the Trading Market for the listing of the Common Shares, Underlying Shares and Warrant Shares for trading thereon in the time and manner required thereby (collectively, the "REQUIRED APPROVALS").

          (f) ISSUANCE OF THE SECURITIES. The Securities are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and non-assessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement, the Certificate of Designation and the Warrants.

          (g) CAPITALIZATION. The number of shares and type of all authorized, issued and outstanding capital stock of the Company is set forth in SCHEDULE 3.1(g). No securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

          (h) SEC REPORTS; FINANCIAL STATEMENTS. The Company has filed all reports required to be filed by it under the Exchange Act, including pursuant to
Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC REPORTS" and, together with the Schedules to this Agreement, the "DISCLOSURE MATERIALS") on a timely basis or has received a valid extension of such time of filing and has filed

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any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports complied in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

          (i) MATERIAL CHANGES. Since September 30, 2001, except as specifically disclosed in the SEC Reports: (i) there has been no event, occurrence or development relating to the Company or its Subsidiaries and not generally to market conditions that has had or could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than: (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and
(B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information.

          (j) LITIGATION. Except as set forth in Schedule 3.1(j), there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "ACTION") which:
(i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any officer thereof, is or has been, nor any director thereof is or has been for the last three years, the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and, to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director that was a director of the Company at any time during the last three years or officer of the Company. The Commission

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has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

          (k) COMPLIANCE. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, has, or could reasonably be expected to result in, a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have, or could reasonably be expected to result in, a Material Adverse Effect.

          (l) PATENTS AND TRADEMARKS. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary and material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have, or reasonably be expected to result in, a Material Adverse Effect (collectively, the "INTELLECTUAL PROPERTY RIGHTS"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person which if determined adversely to the Company would, individually or in the aggregate have a Material Adverse Effect. To the knowledge of the Company, (i) all such Intellectual Property Rights are enforceable and (ii) there is no existing infringement by another Person of any of the Intellectual Property Rights.

          (m) TRANSACTIONS WITH AFFILIATES AND EMPLOYEES. Except as set forth in SEC Reports, none of the officers or directors of the Company and is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

          (n) INTERNAL ACCOUNTING CONTROLS. The Company and the Subsidiaries maintain a system of internal accounting controls which the audit committee of the board of directors reasonably believes is sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

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          (o) SOLVENCY. Based on the financial condition of the Company as of the Closing Date: (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

          (p) CERTAIN FEES. Except as disclosed in SCHEDULE 3.1(p), the Company has not engaged any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement or otherwise taken any action that would cause a fee or commission to be paid to any such Person. No Purchaser shall have any obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement, except to the extent claimed pursuant to a written agreement executed by such Purchaser.

          (q) PRIVATE PLACEMENT. The Company has not engaged in any general solicitation of the Securities in a manner that could adversely affect the ability of the Company to rely on Section 4(2) of the Securities Act or Rule 506 promulgated thereunder with respect to the offer, issuance and sale of the Securities by the Company to the Purchasers as contemplated hereby. Neither the Company nor any Affiliate of the Company has offered for sale or solicited offers to buy or otherwise negotiated in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market, if such integration would result in a violation of any such rule or regulation.

          (r) FORM S-3 ELIGIBILITY. The Company is eligible to utilize Form S-3 to register the resales of its Common Stock.

          (s) LISTING AND MAINTENANCE REQUIREMENTS. The Company has not, in the two years preceding the date hereof, received notice (written or oral) from any Eligible Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Eligible Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Market and no approval of the shareholders of the Company is required for the Company to issue and deliver to the Purchasers the maximum number of shares of Common Stock contemplated by this

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Agreement, including by reason of the issuance of shares of Common Stock upon conversion in full of the Preferred Stock and the issuance of the Warrant Shares upon exercise in full of the Warrants.

          (t) REGISTRATION RIGHTS. Except as described in SCHEDULE 3.1(t), the Company has not granted or agreed to grant to any Person any rights (including "piggy back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

          (u) INVESTMENT COMPANY. The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          (v) APPLICATION OF TAKEOVER PROTECTIONS. The Company has not adopted any "poison pill" or other similar rights arrangement.

          (w) DISCLOSURE. The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All representations and warranties of the Company set forth in this Agreement, including the Schedules to this Agreement, and the other Transaction Documents are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

     3.2 REPRESENTATIONS AND WARRANTIES OF EACH PURCHASER. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants to the Company as follows:

          (a) ORGANIZATION; AUTHORITY. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The purchase by such Purchaser of its Securities pursuant to the terms hereof has been duly authorized by all necessary corporate action on the part of such Purchaser. Each of Transaction Document to which such Purchaser is a party has been duly executed by such Purchaser, and, when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms.

          (b) INVESTMENT INTENT. Such Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Securities for any period of time. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

          (c) PURCHASER STATUS. At the time such Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it converts the Preferred Stock and exercises the Warrants, it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Purchaser has not been formed solely for the purpose of acquiring the Securities. Such Purchaser is not a registered broker-dealer under Section 15 of the Exchange Act.

          (d) EXPERIENCE OF SUCH PURCHASER. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

          (e) GENERAL SOLICITATION. To the knowledge of such Purchaser, such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

          (f) ACCESS TO INFORMATION. Such Purchaser acknowledges that it has reviewed the Disclosure Materials and has been afforded: (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

          (g) CERTAIN FEES. Such Purchaser has not entered into a written agreement pursuant to which such Purchaser has agreed to pay a Person any brokerage or finder's fee or commission with respect to the transactions contemplated by this Agreement.

     The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

                                   ARTICLE IV.

                         OTHER AGREEMENTS OF THE PARTIES

     4.1  TRANSFER RESTRICTIONS.

          (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Securities other than pursuant to an effective registration statement, to the Company, to an Affiliate of a Purchaser who is an "accredited investor" as defined in Rule 501(a) under the Securities Act or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement, the Registration Rights Agreement, and, if such transfer is of all or a portion of the Preferred Stock or Warrants held by such Purchaser, as a holder of such shares of Preferred Stock or Warrants, as the case may be.

          (b) The Purchasers agree to the imprinting, so long as is required by this SECTION 4.1(b), of the following legend on the certificates evidencing the
Securities:

          [NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE][EXERCISABLE]] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

     Notwithstanding anything to the contrary herein, the Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement or grant a security interest in some or all of the Securities and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

          (c) Subject to the immediately following sentence, certificates evidencing Securities shall not be required to contain such legend or any other legend (i) pursuant to or following any sale of such Securities pursuant to any effective Registration Statement covering the resale of such Securities under the Securities Act, (ii) following any sale of such Securities pursuant to Rule 144, (iii) if such Securities are eligible for sale under Rule 144(k), or (iv) if such legend is not, in the reasonable opinion of the Company Counsel, required under the circumstances under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). Accordingly, at the request of a Purchaser, Common Shares will be reissued, free of all legends following the Effective Date. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.1(c), it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Common Shares, Warrant Shares or Underlying Shares issued with a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such Common Shares, Warrant Shares or Underlying Shares that is free from all restrictive and other legends. Each Purchaser, severally and not jointly, agrees to indemnify the Company for any losses actually incurred by the Company by reason of such Purchaser failing to comply with the prospectus delivery requirements of the Exchange Act in connection with any such re-issued legend-free shares. In addition, each certificate for shares of Preferred Stock shall bear the following Legend: "THE NUMBER OF SHARES OF PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF SHARES OF PREFERRED STOCK STATED ON THE FACE HEREOF PURSUANT TO SECTION 3(c) OF THE CERTIFICATE OF DESIGNATIONS. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

     4.2 FURNISHING OF INFORMATION. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. Upon the request of any such Person, the Company shall deliver to such Person a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers to sell the Shares or Warrant Shares under Rule 144.

     4.3 INTEGRATION. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market, if such integration would result in a violation of any such rule or regulation.

     4.4 INCREASE IN AUTHORIZED SHARES. If on any date the Company would be, if notice of exercise or conversion were to be delivered on such date, precluded from issuing the number of Warrant Shares or Underlying Shares, as the case may be, issuable upon exercise in full of all of the Warrants and issuable upon conversion in full of the Preferred Stock due to the unavailability of a sufficient number of authorized but unissued or reserved shares of Common Stock, then the Board of Directors of the Company shall promptly prepare and mail to the stockholders of the Company proxy materials requesting authorization to amend the Company's certificate of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue so as to provide enough shares for issuance of the Warrant Shares and Underlying Shares. In connection therewith, the Board of Directors shall (a) adopt proper resolutions authorizing such increase, (b) recommend to and otherwise use its best efforts to promptly and duly obtain stockholder approval to carry out such resolutions (and hold a special meeting of the stockholders as soon as practicable, but in any event not later than the 60th day after delivery of the proxy materials relating to such meeting) and (c) within five Business Days of obtaining such stockholder authorization, file an appropriate amendment to the Company's certificate or articles of incorporation to evidence such increase.

     4.5 REGISTRATION STATEMENTS. From the date hereof through and including the Effective Date, the Company will not file a registration statement (other than on a Form S-8 and pursuant to the Registration Rights Agreement) with the Commission with respect to any securities of the Company or the Subsidiaries.

     4.6 SECURITIES LAWS DISCLOSURE; PUBLICITY. The Company shall, within seven days after the Closing Date, issue a press release or file a Current Report on Form 8-K reasonably acceptable to the Purchasers disclosing all material terms of the transactions contemplated hereby. The Company and the Purchasers shall consult with each other in issuing any press releases with respect to the transactions contemplated hereby. Notwithstanding the foregoing, other than in any registration statement filed pursuant to the Registration Rights Agreement and filings related thereto, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure.

     4.7 INDEMNIFICATION OF PURCHASERS. The Company hereby indemnifies and holds the Purchasers and their directors, officers, shareholders, partners, employees and agents (each, a "PURCHASER PARTY") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation (collectively, "Losses") that any such Purchaser Party may suffer or incur as a result of or relating to (a) any misrepresentation, breach or inaccuracy, or any allegation by a third party that, if true, would constitute a breach or inaccuracy, of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents; or (b) any cause of action, suit or claim brought or made against such Purchaser Party and solely arising out of or solely resulting from the execution, delivery, performance or enforcement of this Agreement or any of the other Transaction Documents (other than due to the gross negligence or willful misconduct of the Purchaser Party). The Company will reimburse such Purchaser for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred. The Purchaser Party may not, without the prior written consent of the Company, agree to any settlement of any claim or action with respect to which the Company is required to indemnify the Purchaser Party pursuant to this Section 4.7.

     4.8 NON-PUBLIC INFORMATION. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

     4.9 USE OF PROCEEDS. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes, for capital expenditures and for acquisitions and not to redeem any Company equity or equity equivalent securities, to settle any outstanding litigation or to extend any loans to its directors or senior management.

     4.10 RESTRICTIONS ON SALE OF SECURITIES. Each Purchaser agrees that it will not, directly or indirectly, prior to the earlier of (i) 120 days after Closing and (ii) the Settlement Date, engage in any hedging or other transaction (including any short sale (whether or not against the box) or any purchase, sale or grant of any right (including any put or call option) with respect to such Securities) which is designed or could reasonably be expected to lead to or result in a sale other than a long sale of the Common Shares, Underlying Shares or Warrant Shares acquired at the Closing by such Purchaser prior to such date. This provision shall not affect in any way the right of a Purchaser to engage in any long sales of Common Stock, including any Common Shares issued to such Purchaser at Closing, beneficially owned by such Purchaser at the time of such sale. In the event that the Preferred Stock has not previously been redeemed, the parties hereto agree that the restrictions set forth in Section 4.10 covers the period during which the conversion price of the Preferred Stock is established.

                                   ARTICLE V.

                                  MISCELLANEOUS

     5.1 FEES AND EXPENSES. At the Closing, the Company shall pay the Purchasers, in proportion to their respective purchase prices, an aggregate of $40,000 for their legal fees and expenses incurred in connection with the preparation and negotiation of the Transaction Documents, less any previously delivered amounts. In lieu of the foregoing payment, the Purchasers may retain their pro-rata portion of such amount at the Closing instead of delivering such amount at Closing or require the Company to pay such aggregate amount directly to Purchaser Counsel. Except as expressly set forth in the Transaction Documents, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities.

     5.2 ENTIRE AGREEMENT. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company will execute and deliver to the Purchasers such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

     5.3 NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Agreement later than 6:30 p.m. (New York City time) on any date and earlier than 11:59 p.m. (New York City time) on such date, (iii) the Trading Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

     If to the Company:        I-Many, Inc.
                               537 Congress Street, 5TH Floor
                               Portland, Maine 04101-3353
                               Attn: Chief Financial Officer
                               Fax No.: (207) 828-0492

     With a copy to:            Hale and Dorr LLP
                                60 State Street
                                Boston, MA 02109
                                Fax No: (617) 526-5000
                                Attn: Jeffrey A. Stein

     If to a Purchaser: To the address set forth under such Purchaser's name on the signature pages hereto.

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

     5.4 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers holding a majority of the Shares issued at Closing or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

     5.5 CONSTRUCTION. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

     5.6 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Any Purchaser may assign any or all of its rights under this Agreement and the registration Rights Agreement to any Person to whom such Purchaser assigns or transfers any Securities in accordance with the terms of this Agreement, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchasers."

     5.7 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

     5.8 GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of a Transaction

Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

     5.9 SURVIVAL. The representations, warranties, agreements and covenants contained herein shall survive the Closing.

     5.10 EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

     5.11 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

     5.12 RESCISSION AND WITHDRAWAL RIGHT. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

     5.13 REPLACEMENT OF SECURITIES. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

     5.14 REMEDIES. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

     5.15 PAYMENT SET ASIDE. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     5.16 INDEPENDENT NATURE OF PURCHASERS' OBLIGATIONS AND RIGHTS. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

                             SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.



                            I-MANY, INC.


                            By: /s/ A. LEIGH POWELL
                                ---------------------------------------------
                                Name:  A. Leigh Powell
                                Title: CEO



                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES FOR PURCHASERS FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized persons as of the day and year first above written.

                             FIRST INVESTORS HOLDING CO., INC.

                             By: /s/ KENNETH L. HENDERSON
                                 --------------------------------------------
                                 Name:  Kenneth L. Henderson
                                 Title: Attorney-in-fact


                             Common Shares Investment Amount:    $4,325,000
                             Preferred Stock Investment Amount:  $9,190,000


                             Address for Notice:

                             c/o Cavallo Capital Corp.
                             660 Madison Avenue, 18th Floor
                             New York, New York 10021
                             Attention: Eldad Gal
                             Facsimile: (212) 651-9010

                             With a copy to:

                             Robinson Silverman Pearce Aronsohn & Berman LLP 1290 Avenue of the Americas
                             New York, NY  10104
                             Facsimile No.: (212) 541-4630 and (212) 541-1432
                             Attn: Eric L. Cohen, Esq.

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized persons as of the day and year first above written.

                             PINE RIDGE FINANCIAL INC.

                             By: /s/ KENNETH L. HENDERSON
                                 --------------------------------------------
                                 Name:  Kenneth L. Henderson
                                 Title: Attorney-in-fact


                             Common Shares Investment Amount:    $3,675,000
                             Preferred Stock Investment Amount:  $7,810,000


                             Address for Notice:

                             c/o Cavallo Capital Corp.
                             660 Madison Avenue, 18th Floor
                             New York, New York 10021
                             Attention: Eldad Gal
                             Facsimile: (212) 651-9010

                             With a copy to:

                             Robinson Silverman Pearce Aronsohn & Berman LLP 1290 Avenue of the Americas
                             New York, NY  10104
                             Facsimile No.: (212) 541-4630 and (212) 541-1432
                             Attn: Eric L. Cohen, Esq.